EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

1. The Quarterly Report on Form 10-Q of Horizon PCS, Inc. for the quarterly period ended June 30, 2002 as filed August 14, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78o(d)); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Horizon PCS, Inc.

Date: August 14, 2002                   /s/ William A McKell
                                        ----------------------------------------
                                        William A. McKell, Chairman of the
                                        Board, President and Chief Executive
                                        Officer of Horizon PCS, Inc.

Date: August 14, 2002                   /s/ Peter M. Holland
                                        ----------------------------------------
                                        Peter M. Holland, Chief Financial
                                        Officer of Horizon PCS, Inc.




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